UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On June 23, 2011, NuPathe Inc. issued a press release announcing additional safety data from a 12-month study of its transdermal patch for migraine which will be presented at the 15th Congress of the International Headache Society. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01                                             Financial Statements and Exhibits.

(d)                               Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by NuPathe Inc. on June 23, 2011

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This Current Report on Form 8-K and Exhibit 99.1 are being “furnished” to the Securities and Exchange Commission under Item 7.01 and Item 9.01 of Form 8-K. Neither this Form 8-K, nor Exhibit 99.1, shall be incorporated by reference into any filings of NuPathe Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated into such filing by specific reference to the “furnished” information contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

By:	/s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer

Dated: June 23, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by NuPathe Inc. on June 23, 2011